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                                                                     EXHIBIT 4.2

                 [CBSI COMPLETE BUSINESS SOLUTIONS, INC. LOGO]

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
NUMBER                                                                                      SHARES

C


    COMMON STOCK                        COMPLETE BUSINESS SOLUTIONS, INC.                  COMMON STOCK

                             INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN         SEE REVERSE FOR
                                                                                        CERTAIN DEFINITIONS


This certifies that                                                                          CUSIP
                                                                                          20452F  10  7







is the owner of

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, AT NO PAR VALUE, OF

Complete Business Solutions, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        Witness the facsimile signature of its duly authorized officer.

Dated


                                                                                COUNTERSIGNED AND REGISTERED
      /s/ R. B. VATTIKUTI                                                            FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                                                                      TRANSFER AGENT
President and Chief Executive Officer                                                                                  AND REGISTRAR
                                                                                BY /s/ Joseph F. Spadaford


                                                                                                                  AUTHORIZED OFFICER

                                                    AMERICAN BANK NOTE COMPANY

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                       COMPLETE BUSINESS SOLUTIONS, INC.

        Complete Business Solutions, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent. The Board of Directors has authority to fix, before issuance of any shares of a particular series, the rights, preferences and limitations pertaining to such series.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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   TEN COM -- as tenants in common                      UNIF GIFT MIN ACT -- _____________ Custodian _____________
   TEN ENT -- as tenants by the entireties                                      (Cust)                  (Minor)
   JT TEN  -- as joint tenants with right of                                 under Uniform Gifts to Minors
              survivorship and not as tenants                                Act _____________________
              in common                                                                 (State)
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    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________
|                                      |
|______________________________________|


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                         ______________________________________________________
                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                         WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         ______________________________________________________
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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
       AMERICAN BANKNOTE COMPANY                        PRODUCTION COORDINATOR SUSAN MCNAMEE - 215 830 215B
          500 BLAIR MILL ROAD                                         PROOF OF JANUARY 31, 1997
          HORSHAM, PA  19044                                                   COMPLETE
             215-557-3480                                                      H 48767bk


 SALESPERSON-     R JOHNS - 717-337-9700                Opr              eg/h                   rev 1

/home/ed/inprogress/home 11/Complete 18767                              /nsl/banknote/home 11/C
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